UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2011

Stoneleigh Realty Investors, LLLP

converted from

SEI Holdings, Inc.

(Exact name of Registrant as specified in its charter)

                                                                                       45-3008311

                                              Florida                           000-51419                      20-1069232 (SEI Holdings, Inc.)
(State or other jurisdiction         (Commission                          (IRS Employer
      of incorporation)                         File No.)                          Identification No.)

1150 S US Highway 1

Suites 301 & 302
Jupiter, FL 33477
561-249-1354 Telephone

561-748-9899 Facsimile

(Address and Telephone Number of Principal Executive Offices)

n/a

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On September 22, 2011 Stoneleigh Realty Investors, LLLP formerly known as SEI Holdings, Inc. (the "Company",  "SRI") dismissed Lake and Associates CPA's, LLC ("Lake") as the Company's independent registered public accounting firm.  On September 22, 2011 Alan R. Swift, CPA, P.A. was appointed to serve as the Company's independent registered public accounting firm by the Company's audit committee.

On March 18, 2011, the audit committee of the Company's Board of Directors authorized the appointment of the firm Lake & Associates CPA's, LLC ("Lake") to serve as the Registrant's independent registered public accounting firm to audit the Registrant's consolidated financial statements for the Registrant's fiscal years ended May 31, 2008, 2009 and 2010 and to issue a report on the Registrant's financial statements for such years. The decision to engage Lake was approved by the Registrant's Board of Directors on April 15, 2011.

No audits or interim reviews were issued by Lake while engaged as the Company's registered public accounting firm.

During the Company's most recent fiscal year and the subsequent interim period preceding Lake's dismissal, there were (i) no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lake, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Lake with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested Lake to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of the letter from Lake will be attached in a forthcoming Exhibit 16.1.

New independent registered public accounting firm

On September 22, 2011, the audit committee of the Company's Board of Directors authorized the appointment of the firm Alan R. Swift, CPA, P.A. ("Swift") to serve as the Registrant's independent registered public accounting firm for the fiscal year ending May 31, 2008, 2009, 2010 and 2011.

During the Company's two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted Swift regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Swift concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

The company has not yet received it's exhibit 16.1 letter from Lake and Associates, CPA's LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2011

Stoneleigh Realty Investors, LLLP

By:	/s/ Richard C. Turner
Treasurer and Chief Financial Officer